UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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LORILLARD, INC.

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TO:	All Employees

FROM:	Bill Crump

DATE:	November 5, 2014

SUBJECT:	Merger/Integration Update

In an effort to keep our employees informed about the ongoing progress of our merger agreement with Reynolds American and the associated process of integration planning between Lorillard and Imperial Tobacco/Commonwealth-Altadis, I am pleased to share with you another recent announcement on the transactions.

Earlier today, Imperial Tobacco announced that “ITG Brands, LLC” will be the new name of the company to be formed from its existing U.S. business (Commonwealth-Altadis) and its acquisition of brands and assets from Reynolds and Lorillard. This announcement follows the announcement last month that Imperial Tobacco plans to headquarter this newly created company in Lorillard’s current offices at 714 Green Valley Road in Greensboro, NC.

As always, we will keep you informed as to future updates on the transactions as the process progresses. Until that time, it is business as usual, and we continue to compete with Reynolds and Commonwealth-Altadis.

We will also continue to respond to any individual questions you may have, so please continue to direct those questions by email to “feedback@lortobco.com”.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Lorillard, Inc. (“Lorillard”) concerning the proposed transaction involving Reynolds American Inc. (“Reynolds American”) and Lorillard (the “transaction”) and other future events and their potential effects on Lorillard, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of Lorillard’s management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. Actual results may differ materially from the results anticipated in these forward looking statements. Those factors include, without limitation: the ability to obtain the approval of the transaction by Lorillard’s stockholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the ability to realize the expected synergies resulting from the transaction in the amounts or in the timeframe anticipated; the ability to integrate Lorillard’s businesses into those of Reynolds American’s in a timely and cost-efficient manner; the impact of regulatory initiatives, including the regulation of cigarettes and electronic cigarettes and a possible ban or regulation of the use of menthol in cigarettes by the Food and Drug Administration, and compliance with governmental regulations; the outcome of pending or future litigation; health concerns, claims, regulations and other restrictions relating to the use of tobacco products and exposure to environmental tobacco smoke; the effect on pricing and consumption rates of legislation, including actual and potential federal and state excise tax increases, and tobacco litigation settlements; continued intense competition from other cigarette and electronic cigarette manufacturers; the continuing decline in volume in the domestic cigarette industry; changes in the price, quality or quantity of tobacco leaf and other raw materials available for use in Lorillard’s cigarettes; reliance on a limited number of suppliers for certain raw materials; and other risks and uncertainties, including those detailed from time to time in Lorillard’s periodic reports filed with the Securities and Exchange Commission, including Lorillard’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. In particular, we refer you to “Item 1A. Risk Factors” of Lorillard’s 2013 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 21, 2014, for additional information regarding the risks and uncertainties discussed above as well as additional risks and uncertainties that may affect Lorillard’s actual results. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and Lorillard undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Lorillard and Reynolds American. In connection with the proposed transaction, Reynolds American has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus of Reynolds American and Lorillard, which Lorillard has filed with the SEC on October 17, 2014. Lorillard and Reynolds American plan to mail the definitive joint proxy statement/prospectus to their respective stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LORILLARD, REYNOLDS AMERICAN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Lorillard and Reynolds American through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents to be filed by Lorillard with the SEC by contacting Robert Bannon, CFA, Director of Investor Relations, at investorrelations@lortobco.com or by calling (336) 335-7000.

Lorillard and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Lorillard’s stockholders in respect of the proposed transaction that is described in the joint proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from Lorillard’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in Lorillard is set forth in Lorillard’s Annual Report on Form 10-K for the year ended December 31, 2013 and its Proxy Statement on Schedule 14A, dated April 4, 2014, which are filed with the SEC. Additional information regarding the interests of Lorillard’s directors and executive officers in the proposed transaction, which may be different than those of Lorillard’s stockholders generally, is contained in the preliminary joint proxy statement/prospectus that Lorillard filed with the SEC on October 17, 2014.